UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                Date of report (date of earliest event reported):
                                  July 5, 2006

                                Unify Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                     001-11807                 94-2710559
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)                 File No.)            Identification No.)

                              2101 Arena Boulevard
                          Sacramento, California 95834
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (916) 928-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 5, 2006, the registrant, Halo Technology Holdings, Inc. ("Halo"), announced that it has entered into an agreement (the "Amendment") with Unify Corporation ("Unify") amending the Agreement and Plan of Merger (the "Merger Agreement") entered into by Halo and Unify on March 14, 2006. A copy of the joint press release issued by Halo and Unify on July 5, 2006 with regard to the Amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K. A copy of the Merger Agreement was filed as Exhibit
10.118 to Halo's Current Report on Form 8-K filed March 20, 2006.

Forward-Looking Statements Safe Harbor

Certain statements contained in this current report regarding Halo's and Unify's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to either company or their management, have been used to identify such forward-looking statements. All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the companies. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause the companies' actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, Halo's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk of failure of Unify's stockholders to approve the merger; (2) the risk that the businesses will not be integrated successfully; (3) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; (4) the risk that Halo is unable to raise additional financing by the time that all other conditions to the completion of the merger have been satisfied; (5) the applicable disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (6) general economic conditions and consumer sentiment in our markets. Additional factors that could cause the companies' results to differ materially from those described in the forward-looking statements are described in detail in Halo's Annual Report on Form 10-KSB for its fiscal year ended June 30, 2005, Unify's Form 10-KSB for its fiscal year ended April 30, 2005, and HALO's and Unify's other periodic and current reports filed with the Securities and Exchange Commission from time to time that are available on the SEC's internet Web site at http://www.sec.gov. Unless required by law, neither Halo nor Unify undertakes any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

Unify and Halo Stockholders are urged to read the proxy statement/prospectus regarding the proposed Merger when it becomes available because it will contain important information. Stockholders and other investors will be able when it becomes available to obtain a free copy of the proxy statement/prospectus, and are able to obtain free copies of other filings and furnished materials containing information about Halo and Unify, at the SEC's internet Web site at http://www.sec.gov. Copies of the proxy statement/prospectus when it becomes available and any SEC filings incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Halo Technology Holdings, 200 Railroad Avenue, 3rd Floor, Greenwich, Connecticut 06830, telephone (203) 422-2950, Attention: Investor Relations, or Unify Corporation, 2101 Arena Blvd., Suite 100, Sacramento, California 95834, telephone (916) 928-6400, Attention: Investor Relations.

Interests of Participants in the Solicitation of Proxies

Each of Halo and Unify and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Halo's directors and executive officers is available in its definitive proxy statement filed with the SEC by Halo under cover of Schedule 14A on October 7, 2005, and information regarding Unify's directors and executive officers is available in its definitive proxy statement filed with the SEC by Unify under cover of Schedule 14A on August 12, 2005. Copies of these documents can be obtained, without charge, by directing a request to Halo or Unify. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

99.1            Joint Halo and Unify press release dated July 5, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2006


By:   /s/  Steven Bonham
      ---------------------------------------------

      Steven Bonham
      Vice President and CFO
      (Principal Financial and Accounting Officer)